UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23783

(Investment Company Act file number)

Opportunistic Credit Interval Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 23rd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022- September 30, 2023

Item 1. Reports to Stockholders.

(a)

OPPORTUNISTIC CREDIT INTERVAL FUND

ANNUAL REPORT

SEPTEMBER 30, 2023

Table of Contents

Shareholder Letter	1
Portfolio Update	6
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights
Class I	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Additional Information	27
Trustees & Officers	28
Privacy Notice	31

Opportunistic Credit Interval Fund	Shareholder Letter
September 30, 2023 (Unaudited)

Dear Shareholders:

We are pleased to share with our partners the performance for the Opportunistic Credit Interval Fund (ticker: SOFIX)1 for the fiscal year ended September 30, 2023, as well as to provide our perspective on the current market backdrop.

The Fund gained 30.42%1 for fiscal 2023, significantly outpacing the Morningstar LSTA US Leveraged Loan TR USD Index (13.05%)2.

We will concede our vulnerability to be biased toward fixed income, in general, and corporate credit, in particular. Nevertheless, it would be difficult to temper our enthusiasm about the backdrop. In short, opportunities abound.

Enough time has passed since the collapse of Silicon Valley Bank to quell concerns about a widespread banking panic. However, as reflected in the following chart, credit conditions in the U.S. have tightened notably this year:

Cumulative Loan Growth in the U.S. Banks by Week

Source: FRB

Some restraining of lending has been intentional: the Federal Reserve Bank (the "Fed") has hiked +550bps in 18 months to temper economic activity to combat inflation. However, a derivative of these rate hikes has amplified the pullback by banks.

Annual Report | September 30, 2023	1

Opportunistic Credit Interval Fund	Shareholder Letter
September 30, 2023 (Unaudited)

There is currently a yawning gap between what investors earn holding dollars inside banks versus outside banks. Federal Deposit Insurance Corp. data suggests the average cost of deposits at U.S. banks is currently 1.78% compared to the Fed Fund rate above 5.0%—the widest gap since the 1980s.4 As this chart starkly reveals, dollars have been racing out of banks as depositors seek higher yielding alternatives like money market funds or Treasuries:

Change in U.S. bank deposits

Source: FRB, Havner Analytics

2	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter
September 30, 2023 (Unaudited)

This “cash sorting” or “depositor flight” has crippled U.S. banks’ ability and willingness to lend. In fact, Senior Loan Officer Survey Data suggests that credit conditions are approaching levels normally associated with recessions:

Federal Reserve Bank: Sr. Officers Survey: Banks Willingness to Lend to Consumers (%)

Source: FRB, Bloomberg

Forecasting the direction of the U.S. economy is difficult given the many discordant signals. The most notable positive data pertains to jobs. An economy at full employment (and with more openings than workers) does not suggest imminent collapse. Layoffs have remained muted as companies appear reticent to lose a workforce they have spent years trying to re-build. Additionally, household and corporate balance sheets remain ironclad, bolstered by extraordinary COVID-era fiscal and monetary accommodation.

Despite some clear positives, we remain concerned that lower credit creation risks tipping us into a downturn. As evident in the chart below, changes in credit conditions have historically closely tracked changes in U.S. GDP:

Sr. Loan Officer Opinion Survey C&I Lending Standards vs. Changes in U.S. GDP

Source: FRB, Bloomberg

Annual Report | September 30, 2023	3

Opportunistic Credit Interval Fund	Shareholder Letter
September 30, 2023 (Unaudited)

The gap between current lending standards and changes in GDP augers concern, in our view. To reconcile the current disconnect, amid the Fed’s “higher for longer” drumbeat, we view GDP declines as more likely than a loosening of credit conditions.

Hence, we view a so-called “soft landing” as fanciful. This is not to suggest a searing 2008-like downturn awaits. Again, jobs remain plentiful, and the economy lacks meaningful distortions or misallocations of capital that would lead to a protracted downturn. Nevertheless, we believe the economy will not be able to escape +500bps of higher rates without a modicum of economic pain.

As we have noted before, we never cheer for economic uncertainty. However, we have designed our structure and strategy to capitalize on these inevitable periods of tumult. Today, small- and medium-sized businesses still want and, importantly, many need capital. Traditional banks pulling back has created more opportunities for our firm and fund to provide solutions.

The current backdrop provides the deepest pipeline of deals we have ever seen. At the moment particularly in private markets, again, opportunity abounds.

Additionally, should the backdrop deteriorate, we expect even more opportunities to source dislocated liquid credit. We would ask our partners: what else in your portfolio directly benefits from downturns? Opportunistic Credit Interval Fund has already demonstrated its ability to translate dislocation into meaningful gains for our shareholders. Thus, we believe we are ideally positioned for the current environment.

Fund Updates

After launching in July 2022, the Fund quickly ramped with a focus on 1st lien senior secured risk. With primary markets relatively muted throughout the year, our deployment has focused on secondary market transactions. Uncovered deeply discounted securities has driven the balance of our performance thus far.

In addition to the two investments identified in our previous letter, Camino and Hostway, the Fund sourced Qualtek debt below fair market value. Opportunistic Credit Interval Fund acquired the New Money Term Loan, Roll-up Term Loan, and Legacy Term Loan for 70c, 45c, and 2.5c, respectively, from a highly motivated seller. Today, our third-party valuations firm valued the restructured New Money and Roll-up Term Loans at par and 53.82c for the Legacy Term Loan, respectively. The Company has since emerged from bankruptcy with better-than-anticipated liquidity and posted positive free cash flow. This is yet another example of BC Partners’ ability to identify attractive investment opportunities in a challenging market backdrop.

As previously mentioned, our pipeline remains strong and the Fund continues to add BC-originated deals to the portfolio. After adding Grindr and Dentive earlier in the year, recent additions have included Vivo Infusion, an ambulatory infusion services company, and Wealth Enhancement Group, a wealth management services platform.

The Fund also added several broadly syndicated deals familiar to the BC Credit platform, including Electro Rent, a provider of specialty T&M equipment, Smart Start, a provider of alcohol monitoring devices and services, and DigiCert, a provider of high-assurance digital certificates and public-key infrastructure solutions. While the long-term intent is to tilt the Fund’s portfolio towards privately originated investments, these types of secondary market opportunities remain an attractive way to minimize cash drag and maintain modest exposure to liquid credit.

Conclusion

The current market requires investors consider their portfolio allocations more broadly, in our view.

A convergence of geopolitical forces has enabled the S&P 5003 to deliver an annual return of nearly 9.0%5 since the Great Financial Crisis, including the following:

■	Low interest rates / Low inflation
■	Globalization
■	Inexpensive cost of energy
■	Lower cost of labor (due to China integrating its workforce)

4	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter
September 30, 2023 (Unaudited)

The factors prevailing in the current backdrop, however, which we outline below, suggest a reversal of these equity-friendly trends:

■	Higher rates / “Non-zero” inflation
■	De-globalizing and re-shoring
■	De-carbonization
■	Real wage pressure

Despite this clear paradigm shift, most investors remain under-invested in fixed income. Recency-bias likely underpins these allocations; being overweight stocks and underweighted credit has heretofore unambiguously “worked.” However, we believe credit-based investments will outperform equities in the years ahead—both on an absolute basis and (almost certainly) from a risk-adjusted perspective.

Amid this context, we would argue that any portfolio and/or platform would benefit from an enhanced allocation to the Opportunistic Credit Interval Fund.

Regards,

Matthias Ederer

Portfolio Manager

Opportunistic Credit Interval Fund

[1]

Fund performance refers to that of Class I. Unless otherwise stated, all performance figures provided are for the six-month period ended September 30, 2023. The returns were calculated using the net asset values used for shareholder transactions and thus do not include certain adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions. Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least February 1, 2024, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses, of the Fund (excluding incentive fee, interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.50% per annum of the Fund’s average daily net assets attributable to Class I shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser waived any payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees.

[2]	Morningstar LSTA US Leveraged Loan TR USD Index - The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

[3]	S&P 500 – The S&P 500 is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. Investors cannot invest directly in an index.

[4]	Wall Street Journal (10/13/2023)

[5]	Bloomberg, SPY Index from 12/31/2007 through 10/23/2023, annual equivalent return of 8.99%.

Annual Report | September 30, 2023	5

Opportunistic Credit Interval Fund	Portfolio Update
September 30, 2023 (Unaudited)

The Fund’s performance figures for the period ended September 30, 2023, compared to its benchmark:

Opportunistic Credit Interval Fund	1 Month	Quarter	6 Month	YTD	1 Year	Since Inception	Inception
Opportunistic Credit Interval Fund - NAV	0.41%	1.66%	8.42%	12.29%	30.42%	31.87%	7/1/2022
Morningstar LSTA US Leveraged Loan TR USD Index	0.96%	3.46%	6.72%	9.97%	12.98%	11.56%	7/1/2022

The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 27, 2023, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 58.19% for Class I. After fee waivers, the Fund’s total annual operating expense is 2.60% for Class I. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

6	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Portfolio Update
September 30, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Consolidated Portfolio Composition as of September 30, 2023

Asset Type	Percent of Net Assets
Asset Backed Securities	1.16%
Bank Loan	55.86%
Common Equity	3.77%
Joint Venture	0.25%
Short-Term Investments	55.56%
Total Investments	116.60%
Liabilities in Excess of Other Assets	-16.60%
Net Assets	100.00%

Please see the Schedule of Investments for a detailed listing of the Fund’s holdings.

Annual Report | September 30, 2023	7

Opportunistic Credit Interval Fund	Schedule of Investments
September 30, 2023

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (55.86%)
Communication Services (3.93%)
Neptune Bidco US Inc., First Lien Term Loan(a)(b)	10.40%	3M SOFR + 5.00%, 0.50% Floor	04/11/2029	$1,650,000	$1,490,849
					1,490,849
Consumer Staples (4.14%)
Florida Food Products LLC, First Lien Term Loan(a)(b)	10.43%	1M SOFR + 5.00%, 0.75% Floor	10/18/2028	895,712	867,407
Global Integrated Flooring Systems Inc., First Lien Term Loan(a)(b)(c)	14.61%	3M SOFR + 8.36%, 1.00% PIK, 1.25% Floor	05/15/2024	1,331,356	694,968
Global Integrated Flooring Systems Inc., Revolver(a)(b)(c)	14.68%	1M SOFR + 8.36%, 1.00% PIK, 1.25% Floor	05/15/2024	12,037	6,283
					1,568,658
Financials (3.26%)
Cor Leonis Limited, Revolver(a)(b)(d)	12.89%	3M SOFR + 7.50%, 1.50% Floor	05/15/2028	124,489	124,489
TA/WEG HOLDINGS, LLC, 2020 Delayed Draw Term Loan(a)(b)	11.26%	3M SOFR + 5.75%, 1.00% Floor	10/04/2027	313,135	313,135
TA/WEG HOLDINGS, LLC, 2021 Delayed Draw Term Loan(a)(b)	11.17%	3M SOFR + 6.25%, 1.00% Floor	10/04/2027	468,115	468,115
TA/WEG HOLDINGS, LLC, May 2022 Delayed Draw Term Loan(a)(b)(d)	10.66%	6M SOFR + 5.75%, 1.00% Floor	10/04/2027	331,206	331,206
					1,236,945
Health Care (2.66%)
Dentive LLC, Delayed Draw Term Loan(a)(b)(d)	12.34%	3M SOFR + 7.00%, 1.00% Floor	12/26/2028	29,514	28,632
Dentive LLC, First Lien Term Loan(a)(b)	12.39%	3M SOFR + 7.00%, 1.00% Floor	12/26/2028	240,031	235,542
IDC Infusion Services, Inc., Delayed Draw Term Loan(a)(b)(d)	–%	3M SOFR + 6.50%, 0.50% Floor	07/07/2028	–	–
IDC Infusion Services, Inc., First Lien Term Loan(a)(b)	11.97%	3M SOFR + 6.50%, 0.50% Floor	07/07/2028	366,883	359,546
South Florida ENT Associates, First Lien Term Loan(a)(b)	12.49%	3M SOFR + 7.00%, 1.00% Floor	03/04/2025	394,462	385,193
					1,008,913
Industrials (5.60%)
Accordion Partners, LLC, Delayed Draw Term Loan A(a)(b)	11.89%	3M SOFR + 6.50%, 0.75% Floor	08/29/2029	7,281	7,237
Accordion Partners, LLC, Delayed Draw Term Loan B(a)(b)	11.62%	3M SOFR + 6.25%, 0.75% Floor	08/29/2029	9,124	9,069
Accordion Partners, LLC, First Lien Term Loan A(a)(b)	11.64%	3M SOFR + 6.25%, 0.75% Floor	08/29/2029	82,950	82,452
Accordion Partners, LLC, Third Amendment Delayed Draw Term Loan(a)(b)(d)	–%	3M SOFR + 6.50%, 0.75% Floor	08/29/2029	–	4,500
Accordion Partners, LLC, Third Amendment First Lien Term Loan(a)(b)	11.91%	3M SOFR + 6.50%, 0.75% Floor	08/29/2029	99,750	99,750
Material Handling Systems, Inc., First Lien Term Loan(a)(b)	10.76%	3M SOFR + 5.50%, 0.50% Floor	06/01/2029	1,493,741	1,327,637
Qualtek LLC, Second Lien Term Loan(a)(b)(c)	15.31%	3M SOFR + 1.00%, 9.00% PIK, 1.00% Floor	01/14/2027	241,694	241,694
Qualtek LLC, First Lien Term Loan(a)(b)(c)	15.31%	3M SOFR + 1.00%, 9.00% PIK, 1.00% Floor	07/14/2025	349,295	349,295
					2,121,634

See Notes to Financial Statements.
8	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Schedule of Investments
September 30, 2023

Information Technology (36.27%)
Alegeus Technologies Holdings Corp., First Lien Term Loan(a)(b)	13.36%	6M SOFR + 8.25%, 1.00% Floor	09/05/2024	365,000	365,000
Athos Merger Sub LLC, First Lien Term Loan(a)(b)	10.68%	3M SOFR + 5.00%	07/31/2026	237,379	233,275
Athos Merger Sub LLC, Second Lien Term Loan(a)(b)	13.93%	3M SOFR + 8.25%	07/30/2027	160,771	154,694
DCert Buyer, Inc., First Amendment Term Loan
Refinancing, Second Lien Term Loan(a)(b)	12.32%	1M SOFR + 7.00%	02/16/2029	1,500,000	1,407,503
Electro Rent Corp., First Lien Term Loan(a)(b)	11.00%	3M SOFR + 5.50%, 1.00% Floor	11/01/2024	1,000,000	985,000
Global IID Parent LLC, First Lien Term Loan(a)(b)	10.15%	3M SOFR + 4.50%, 0.50% Floor	12/08/2028	1,000,000	952,900
Global IID Parent LLC, Second Lien Term Loan(a)(b)	13.06%	1M SOFR + 7.75%, 0.50% Floor	12/16/2029	165,000	125,400
Grindr Capital LLC, Delayed Draw Term Loan(a)(b)	13.63%	3M SOFR + 8.00%, 1.50% Floor	11/14/2027	1,726,939	1,724,694
HDC / HW Intermediate Holdings, LLC, First Lien Term Loan(a)(b)(c)(e)	–%	3M SOFR + 7.50%, 2.00% PIK, 1.00% Floor	12/21/2023	1,254,113	833,985
HDC / HW Intermediate Holdings, LLC, Revolver(a)(b)(c)(e)	–%	3M SOFR + 7.50%, 2.00% PIK, 1.00% Floor	12/21/2023	128,792	85,647
Ivanti Software, Inc., First Lien Term Loan(a)(b)	9.76%	3M SOFR + 4.25%, 0.75% Floor	12/01/2027	1,467,694	1,274,150
Kofax, Inc., First Lien Term Loan(a)(b)	10.72%	3M SOFR + 5.25%, 0.50% Floor	07/20/2029	994,994	927,832
PEAK Technology Partners, Inc., First Lien Term Loan(a)(b)	11.75%	3M SOFR + 6.40%, 1.00% Floor	07/22/2027	621,494	611,798
Priority Holdings LLC, First Lien Term Loan(a)(b)	11.43%	1M SOFR + 5.75%, 1.00% Floor	04/22/2027	2,000,000	1,990,000
Tank Holding Corp., First Lien Term Loan(a)(b)	11.17%	1M SOFR + 5.75%, 0.75% Floor	03/31/2028	850,000	827,475
Tank Holding Corp., Revolver(a)(b)(d)	11.31%	1M SOFR + 5.75%, 0.75% Floor	03/31/2028	5,365	5,183
Taoglas Group Holdings Limited, First Lien Term Loan(a)(b)	12.39%	3M SOFR + 7.00%, 1.00% Floor	02/28/2029	312,433	307,028
Taoglas Group Holdings Limited, Revolver(a)(b)(d)	12.37%	3M SOFR + 7.00%, 1.00% Floor	02/28/2029	37,188	35,700
Zywave, Inc., First Lien Term Loan(a)(b)	10.04%	3M SOFR + 4.50%, 0.75% Floor	11/12/2027	1,000,000	898,330
					13,745,594
TOTAL BANK LOANS
(Cost $20,429,813)					21,172,593
BONDS & NOTES (1.16%)
ASSET BACKED SECURITIES (1.16%)
Asset Backed Securities (1.16%)
Mount Logan Funding 2018-1 LP(a)(h)	25.47%	N/A	01/22/2033	479,858	439,310
					439,310
TOTAL BONDS & NOTES
(Cost $408,493)					439,310

See Notes to Financial Statements.
Annual Report | September 30, 2023	9

Opportunistic Credit Interval Fund	Schedule of Investments
September 30, 2023

	Shares	Value
COMMON EQUITY (3.77%)
Consumer Discretionary (3.30%)
IFRG Investor III, L.P.(a)(f)	1,250,000	1,250,000
		1,250,000
Industrials (0.47%)
Qualtek, LLC(a)(f)	28,521	177,115
		177,115
TOTAL COMMON EQUITY
(Cost $1,492,429)		1,427,115

	Shares	Value
JOINT VENTURE (0.25%)
Joint Venture (0.25%)
Great Lakes Funding II LLC, Series A(d)(g)(h)(i)	96,196	94,103
		94,103
TOTAL JOINT VENTURE
(Cost $96,196)		94,103
SHORT TERM INVESTMENTS (55.56%)
US BANK MMDA - USBGFS 9, 5.20%(j)	21,054,475	21,054,475
TOTAL SHORT TERM INVESTMENTS
(Cost $21,054,475)		21,054,475
INVESTMENTS, AT VALUE (116.60%)
(Cost $43,481,406)		$44,187,596
Other Liabilities In Excess Of Other Assets (-16.60%)		(6,292,324)
NET ASSETS (100.00%)		$37,895,272

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

PIK - Payment in-kind

Libor Rates:

1M US SOFR - 1 Month US SOFR as of September 30, 2023 was 5.32%

3M US L - 3 Month LIBOR as of September 30, 2023 was 5.66%

3M US SOFR - 3 Month US SOFR as of September 30, 2023 was 5.40%

6M US SOFR - 6 Month US SOFR as of September 30, 2023 was 5.44%

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	Variable rate investment, unless otherwise noted. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	Payment in-kind security which may pay interest in additional par.
(d)	All or a portion of this commitment was unfunded as of September 30, 2023.
(e)	Non-accrual.
(f)	Non-income producing security.
(g)	Restricted security.
(h)	Affiliated company. See Note 9 for more information.

See Notes to Financial Statements.
10	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Schedule of Investments
September 30, 2023

(i)	During the period ended September 30, 2023, the Fund invested $42,550 in Great Lakes Funding II, LLC - Series A units, received a return of capital distribution of $1,803, and reported change in unrealized depreciation of $(546) on Great Lakes Funding II, LLC - Series A units. Additionally, Great Lakes Funding II LLC - Series A declared distributions of $12,056 during the period ended September 30, 2023. Please refer to Footnote 3 for additional information.
(j)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2023.

Additional information on investments in private investment funds:

Security	Value	Redemption Frequency	Redemption Notice(Days)	Unfunded Commitments as of September 30, 2023
Great Lakes Funding II LLC, Series A	$94,103	N/A	N/A	$2,752
Total	$94,103			$2,752

Unfunded Commitments:

Security	Value	Maturity	Unfunded Commitments as of September 30, 2023
Accordion Partners, LLC, Third Amendment Delayed Draw Term
Loan	$4,500	08/29/2029	$150,000
Cor Leonis Limited, Revolver	124,489	05/15/2028	90,402
Dentive LLC, Delayed Draw Term Loan	28,632	12/26/2028	89,221
IDC Infusion Services, Inc., Delayed Draw Term Loan	-	07/07/2028	133,117
Tank Holding Corp., Revolver	5,183	03/31/2028	1,484
Taoglas Group Holdings Limited, Revolver	35,700	02/28/2029	48,809
TA/WEG HOLDINGS, LLC, May 2022 Delayed Draw Term Loan	331,206	10/04/2027	137,544
Total	$529,710		$650,577
Total Unfunded Commitments			$653,329

See Notes to Financial Statements.
Annual Report | September 30, 2023	11

Opportunistic Credit Interval Fund	Statement of Assets and Liabilities
September 30, 2023

ASSETS
Investments, at value (Cost $42,976,717)	$43,654,183
Affiliated investments, at value (Cost $504,689)	533,413
Interest and distributions receivable	326,371
Receivable for investments sold	111,212
Receivable for fund shares sold	567,844
Due from Adviser	196,349
Prepaid expenses and other assets	182,108
Total assets	45,571,480
LIABILITIES
Payable for investments purchased	7,174,888
Administration fees payable	124,411
Incentive fees payable	38,397
Accrued expenses and other liabilities	338,512
Total liabilities	7,676,208
Commitments and contingencies (Note 2)
NET ASSETS	$37,895,272
NET ASSETS CONSISTS OF
Paid-in capital	$37,033,143
Total distributable earnings	862,129
NET ASSETS	$37,895,272
Common Shares:
Institutional
Net assets	$37,895,272
Shares of beneficial interest outstanding (no par value; unlimited shares)	3,206,058
Net asset value	$11.82

See Notes to Financial Statements.
12	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Statement of Operations
For the Year Ended September 30, 2023

INVESTMENT INCOME
Interest	$1,912,293
Interest - Affiliates	36,167
Dividends - Affiliates	12,056
Other Income	60,503
Total investment income	2,021,019
EXPENSES
Investment advisory fees (Note 4)	178,121
Administrative fees (Note 4)	452,150
Sub-administrative fees (Note 4)	200,241
Incentive fees (Note 4)	38,397
Transfer agent fees (Note 4)	129,403
Professional fees	186,076
Insurance expense	158,917
Trustee fees and expenses (Note 4)	37,500
Other expenses	44,825
Total expenses	1,425,630
Fees waived/expenses reimbursed by Adviser (Note 4)	(1,063,097)
Total net expenses	362,533
NET INVESTMENT INCOME	1,658,486
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	408,898
Total net realized gain	408,898
Net change in unrealized appreciation on investments	695,636
Net change in unrealized appreciation on affiliated investments	30,271
Total net change in unrealized appreciation	725,907
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,134,805
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,793,291

See Notes to Financial Statements.
Annual Report | September 30, 2023	13

Opportunistic Credit Interval Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Period July 5, 2022 (Commencement of Operations) to September 30, 2022(a)
OPERATIONS
Net investment income	$1,658,486	$8,043
Net realized gain on investments	408,898	25,491
Net change in unrealized appreciation/(depreciation) on investments	725,907	(19,717)
Net increase in net assets resulting from operations	2,793,291	13,817
DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Institutional	(1,944,979)	–
Total distributions to shareholders	(1,944,979)	–
COMMON SHARE TRANSACTIONS
Institutional
Proceeds from sales of shares	34,341,560	2,210,000
Distributions reinvested	427,622	–
Cost of shares redeemed	(46,039)	–
Net increase from share transactions	34,723,143	2,210,000
Total net increase from in net assets	35,571,455	2,223,817
NET ASSETS
Beginning of year	2,323,817	100,000
End of year	$37,895,272	$2,323,817
OTHER INFORMATION
Common Shares Transactions
Institutional
Issued	2,942,117	219,708
Distributions reinvested	38,178	–
Redeemed	(3,945)	–
Net increase in shares	2,976,350	219,708

(a)	The Fund commenced operations on July 5, 2022.

See Notes to Financial Statements.
14	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Statement of Cash Flows
For the Year Ended September 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$2,793,291
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(18,412,888)
Proceeds from sale of investment securities	6,008,073
Purchase of short-term investment securities - net	(20,589,637)
Amortization of discount and accretion of discount on investments	(783,971)
Net realized (gain)/loss on:
Investments	(408,898)
Net change in unrealized (appreciation)/depreciation on:
Investments	(725,907)
(Increase)/Decrease in assets:
Due from advisor	(1,477)
Interest and distributions receivable	(294,796)
Prepaid expenses and other assets	(176,208)
Increase/(Decrease) in liabilities:
Incentive fees payable	38,397
Accrued expenses and other liabilities	219,290
Administration fees payable	124,411
Net cash used in operating activities	(32,210,320)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sales of shares	33,773,716
Cost of shares redeemed	(46,039)
Cash distributions paid	(1,517,357)
Net cash provided by financing activities	32,210,320
Net change in cash & cash equivalents	–
Restricted and unrestricted cash, beginning of year	–
Restricted and unrestricted cash, end of year	$–
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$427,622

See Notes to Financial Statements.
Annual Report | September 30, 2023	15

Opportunistic Credit Interval Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2023		For the Period Ended September 30, 2022(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.12		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	1.49		0.05
Net realized and unrealized gain on investments	1.48	(f)	0.07
Total income from investment operations	2.97		0.12
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1.27)		–
Total distributions	(1.27)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	1.70		0.12
NET ASSET VALUE, END OF PERIOD	$11.82		$10.12
TOTAL RETURN(c)	30.31	%(g)	1.20%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$37,895		$2,324
RATIOS TO AVERAGE NET ASSETS(d)
Expenses, gross	11.00%		58.09	%(e)
Expenses, net of fees waived/expenses reimbursed by Adviser	2.80%		2.50	%(e)
Expenses, net of fees waived/expenses reimbursed by Adviser and excluding the Incentive fee	2.50%		2.50	%(e)
Net investment income	12.79%		2.24	%(e)
PORTFOLIO TURNOVER RATE	63%		106%

(a)	The Fund's Class I commenced operations on July 5, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(d)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(e)	Annualized.
(f)	The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

See Notes to Financial Statements.
16	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

Opportunistic Credit Interval Fund (the “Fund”) is a closed-end, diversified management Investment Company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on January 21, 2022. The Fund inception date was July 1, 2022 and commenced operations on July 5, 2022.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) upon liquidation, in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Fund offers one class of shares: Class I shares.

The Fund’s investment objectives are to produce current income and capital appreciation. The Fund will seek to meet its investment objectives by investing primarily in credit-related instruments of North American and European issuers. The Fund defines credit-related instruments as debt, loans, loan participations, credit facility commitments, asset and lease pool interests, mortgage servicing rights, preferred shares, and swaps linked to credit-related instruments. The Fund’s investments will focus on privately originated credit investments as well as secondary credit investments. The Fund will not invest in instruments of emerging market issuers. The Fund will invest without restriction as to an instrument’s maturity, structure, seniority, interest rate formula, currency, and without restriction as to issuer capitalization or credit quality. Lower credit quality debt instruments, such as leveraged loans and high yield bonds, are commonly referred to as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or lower than BBB by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Adviser to be of similar credit quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in credit-related instruments. The Fund defines credit-related instruments as debt, loans, loan participations, credit facility commitments, asset and lease pool interests, mortgage servicing rights, preferred shares, and swaps linked to credit-related instruments.

Mount Logan Management LLC (the “Adviser”) serves as the Fund’s investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are amortized to the earliest call date and purchase discounts are accreted over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Generally, non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

Annual Report | September 30, 2023	17

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2023

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid-price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Investments in money market funds are valued at their respective net asset value ("NAV").

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Adviser in its capacity as the Board's valuation designee pursuant to Rule 2a-5 under the 1940 Act. Fair valuation involves subjective judgments, the Fund cannot ensure that fair values determined by the Adviser would accurately reflect the price that the Fund could obtain for a security if the security was sold. As the valuation designee, the Adviser acts under the Board's oversight. The Adviser’s fair valuation policies and procedures are approved by the Board.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its net asset value (“NAV”) when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds, including a joint venture Great Lakes Funding II LLC (“Great Lakes II JV”), value their investment assets at fair value and generally report a NAV or its equivalent in accordance with U.S. GAAP on a calendar quarter basis. The Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end in accordance with U.S. GAAP. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicles. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

18	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2023

Unfunded Commitments – The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

As of September 30, 2023, the Fund had unfunded commitments of $653,329.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that categorizes the inputs to valuation techniques used to measure the fair value.

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

Annual Report | September 30, 2023	19

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2023

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of September 30, 2023:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans(a)
Communication Services	$–	$–	$1,490,849	$1,490,849
Consumer Staples	–	–	1,568,658	1,568,658
Financials	–	–	1,236,945	1,236,945
Health Care	–	–	1,008,913	1,008,913
Industrials	–	–	2,121,634	2,121,634
Information Technology	–	–	13,745,594	13,745,594
Bonds & Notes(a)	–	–	439,310	439,310
Common Equity(a)	–	–	1,427,115	1,427,115
Short Term Investments	21,054,475	–	–	21,054,475
TOTAL	$21,054,475	$–	$23,039,018	$44,093,493
Investments measured at net asset value(a)				$94,103
Total Investments, at fair value				$44,187,596

(a)	For detailed descriptions, see the accompanying Schedule of Investments.

The following table provides a reconciliation of the beginning and ending balances of investments for which the Fund has used Level 3 inputs to determine the fair value:

										Net change in
										unrealized
										appreciation/
										(depreciation) included
										in the Statements of
Asset Type	Balance as of September 30, 2022	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2023	Operations attributable to Level 3 investments held at September 30, 2023
Bonds & Notes	$–	$36,167	$–	$30,817	$400,010	$(27,684)	$–	$–	$439,310	$30,817
Bank Loans	1,966,409	747,804	408,898	760,950	23,378,330	(6,089,798)	–	–	21,172,593	757,688
Common Equity	–	–	–	(65,314)	1,492,429	–	–	–	1,427,115	(65,314)
	$1,966,409	$783,971	$408,898	$726,453	$25,270,769	$(6,117,482)	$–	$–	$23,039,018	$723,191

20	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2023

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of September 30, 2023 are as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair value at September 30, 2023	Valuation Technique	Unobservable Input(a)	Range of Input (Weighted Average)(b)
Bank Loans
Communication Services	$1,490,849	Market	Broker/Dealer Quotes	N/A
Consumer Staples	867,407	Discounted Cash Flows	Market Yield	6.5% - 6.5% (6.5%)
Consumer Staples	701,251	Enterprise Market Value	EBITDA Multiple	0.4x - 0.4x (0.4x)
Financials	1,236,945	Discounted Cash Flows	Market Yield	7.2% - 7.2% (7.2%)
Health Care	1,008,913	Discounted Cash Flows	Market Yield	10.7% - 15.2% (13.1%)
Industrials	2,121,634	Discounted Cash Flows	Market Yield	9.6% - 18.0% (13.5%)
Information Technology	8,185,229	Discounted Cash Flows	Market Yield	6.5% - 20.0% (9.8%)
Information Technology	919,632	Enterprise Market Value	EBITDA Multiple	8.4x - 8.4x (8.4x)
Information Technology	4,640,733	Market	Broker/Dealer Quotes	N/A
Bonds & Notes
Asset Backed Securities	439,310	Discounted Cash Flows	Market Yield	21.6% - 21.6% (21.6%)
Common Equity
Consumer Discretionary	1,250,000	Recent Transaction	Transaction Price	$1.00
Industrials	177,115	Enterprise Market Value	EBITDA Multiple	8.0x - 8.0x (8.0x)
Total Level 3 investments	$23,039,018

(a)	An increase in market yield would result in a decrease in fair value. A decrease in market yield would result in an increase in fair value. An increase in the transaction price would result in an increase in fair value. A decrease in the transaction price would result in a decrease in fair value. An increase in the EBITDA multiple would result in an increase in fair value. A decrease in the EBITDA multiple would result in a decrease in fair value. An increase in revenue multiple would result in an increase in fair value. A decrease in revenue multiple would result in a decrease in fair value.

(b)	The weighted averages disclosed in the table above were weighted by their relative fair value.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended September 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Annual Report | September 30, 2023	21

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2023

3. GREAT LAKES FUNDING II LLC

In August 2022, the Fund invested in Series A of Great Lakes II JV, a joint venture with an investment strategy to underwrite and hold senior, secured loans made to middle-market companies. The Fund treats its investment in Great Lakes II JV as a joint venture because an affiliate of the Adviser controls a 50% voting interest in Great Lakes II JV.

Great Lakes II JV is a Delaware series limited liability company and, pursuant to the terms of its membership agreement (the “Great Lakes II LLC Agreement”), each member of the predecessor series was offered the opportunity to roll its interests into any subsequent series of the Great Lakes II JV prior to the end of the investment period with respect to each series established under the Great Lakes II LLC Agreement. The Fund does not pay any advisory fees in connection with its investment in Great Lakes II JV. Certain other funds managed by the Adviser or its affiliates have also invested in Great Lakes II JV.

The fair value of the Fund’s investment in Great Lakes II JV as of September 30, 2023 was $94,103. Fair value has been determined utilizing the practical expedient in accordance with U.S. GAAP. Pursuant to the terms of the Great Lakes II LLC Agreement, the Fund generally may not effect any direct or indirect sale, transfer, assignment, hypothecation, pledge or other disposition of or encumbrance upon its interests in Great Lakes II JV, except that the Fund may sell or otherwise transfer its interests with the consent of the managing members of Great Lakes II JV or to an affiliate or a successor to substantially all of the assets of the Fund.

As of September 30, 2023, the Fund has a $2,752 unfunded commitment to Great Lakes II JV.

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – On May 14, 2022, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive, or collectively "investment advisory fees".

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the average daily gross assets of the Fund. For the year ended September 30, 2023, the Fund incurred $178,121 in base management fees.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.7647%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 1.7647%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.7646% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.7647% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 1.7647% of adjusted capital, the incentive fee will equal 15.0% of pre-incentive fee net investment income. For the year ended September 30, 2023, the Fund incurred $38,397 in incentive fees.

Under the Expense Limitation Agreement, dated May 14, 2022, the Adviser has contractually agreed, until at least February 1, 2024, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses of the Fund expenses (excluding incentive fee, interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.50% per annum of the Fund’s average daily net assets attributable to Class I shares. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the repayment is approved by the Board. For the year ended September 30, 2023, the Adviser waived fees of $1,063,097 and recouped $0.

22	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2023

As of September 30, 2023, the following amounts that may be subject to reimbursement to the Adviser based upon their potential expiration dates:

Fund	2025	2026
Opportunistic Credit Interval Fund	$199,001	$1,063,097

Fund Administration and Accounting Fees and Expenses - BC Partners Management LLC (the “Administrator”), an affiliate of the Adviser, serves as administrator to the Fund. Pursuant to the Administration Agreement between the Administrator and the Fund, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records that the Fund is required to maintain and preparing reports to our shareholders. In addition, the Administrator assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally oversees the payment of Fund expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer and the Fund’s allocable portion of the compensation of their respective administrative support staff. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Administrator outsources any of its functions, the Fund will pay the fees associated with such functions on a direct basis without any incremental profit to the Administrator. During the year ended September 30, 2023, the Fund accrued $452,150 for administration fees pursuant to the Administration Agreement.

ALPS Fund Services, Inc. (“ALPS”) serves as sub-administrator to the Fund. During the year ended September 30, 2023, the Fund accrued $200,241 for sub-administration fees payable to ALPS.

Transfer Agent – SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.

Trustees – Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Fund.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2023 amounted to $25,313,319 and $6,119,285, respectively.

6. CAPITAL SHARES

The Fund commenced operations on July 5, 2022 and currently offers Class I shares at NAV.

Annual Report | September 30, 2023	23

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2023

Share Repurchase Program

As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, no less than 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, shareholders may not be able to tender all shares that they wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

For the year ended September 30, 2023, the Fund completed four quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. For the year ended September 30, 2023, none of the quarterly repurchase offers were oversubscribed such that pro-ration was required.

The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 12, 2022	December 12, 2022	March 13, 2023	June 12, 2023
Repurchase Request Deadline	October 12, 2022	January 11, 2023	April 12, 2023	July 12, 2023
Repurchase Pricing Date	October 12, 2022	January 11, 2023	April 12, 2023	July 12, 2023
Amount Repurchased	$ -	$ -	$ 46,039	$ -
Shares Repurchased	-	-	3,945	-

7. TAX BASIS INFORMATION

For the year ended September 30, 2023, there were no permanent book- and tax-basis differences that resulted in reclassifications to paid in capital. The following information is computed on a tax basis for each item as of September 30, 2023:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Appreciation	Cost of Investments for Income Tax Purposes
$858,220	$(143,815)	$714,405	$43,473,191

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in partnerships.

As of September 30, 2023 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$298,678
Accumulated capital gains	–
Net unrealized appreciation on securities	714,405
Other cumulative effect of timing differences	(150,954)
Total distributable earnings	$862,129

The tax characteristics of distributions paid for the year ended September 30, 2023 were as follows:

Long-Term Capital
Ordinary Income	Gain	Return of Capital
$1,944,979	$–	$–

24	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Financial Statements
September 30, 2023

8. RISK FACTORS

LIBOR Risk

Most LIBOR settings are no longer published as of June 30, 2023. While some instruments may address a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, and an increasing number of existing U.S. dollar debt instruments will be amended to provide for a benchmark reference rate other than LIBOR, not all instruments will have such provisions and there is significant uncertainty regarding the effectiveness of alternative methodologies and the potential for short-term and long-term market instability. These matters may result in a sudden or prolonged increase or decrease in reported benchmark rates, benchmark rates being more volatile than they have been in the past, and/or fewer debt instruments utilizing given benchmark rates as a component of interest payments. Additionally, in connection with the adoption of another benchmark as a replacement for LIBOR in a debt instrument's documentation, the interest rate (or method for calculating the interest rate) applicable to that debt instrument may be modified to account for differences between LIBOR and the applicable replacement benchmark used to calculate the rate of interest payable in respect of that instrument, which modification may be based on industry-accepted spread adjustments or recommendations from various governmental and non-governmental bodies. Because of the uncertainty regarding the nature of any replacement rate, the Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of debt instruments with floating or fixed-to-floating rate coupons and, in turn, a material adverse impact on the value of the Fund.

The transition away from LIBOR may affect the cost of capital, may require amending or restructuring debt instruments for the Fund, and may impact the liquidity and/or value of floating rate instruments based on LIBOR that are held or may be held by the Fund in the future, which may result in additional costs or adversely affect the Fund's liquidity, results of operations, and financial condition. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Market Disruption Risk

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of such events in the future on the U.S. economy and securities markets.

9. AFFILIATE TRANSACTIONS

The following investments represent affiliated investments transactions during the year ended September 30, 2023 and the related positions as of September 30, 2023:

Security Name	Market Value as of September 30, 2022	Purchases(a)	Sales(b)	Market Value as of September 30, 2023	Shares/Par Balance as of September 30, 2023	Interest Income/ Dividends	Change in Unrealized Gain\(Loss)
Great Lakes Funding II LLC, Series A	$53,902	$42,550	$(1,803)	$94,103	96,196	$12,056	$(546)
Mount Logan Funding 2018-1 LP	–	436,177	(27,684)	439,310	479,858	36,167	30,817
Total	$53,902	$478,727	$(29,487)	$533,413		$48,223	$30,271

(a)	Purchases include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK and accretion of original issue discount. Purchases also include transfers into Affiliate classification.
(b)	Sales include decreases in the cost basis of investments resulting from principal repayments and sales. Sales also include transfers out of Affiliate classification.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the financial statements and has determined that there have been no events that have occurred that would require adjustments to our disclosures in the financial statements.

Annual Report | September 30, 2023	25

Report of Independent Registered
Opportunistic Credit Interval Fund	Public Accounting Firm

To the Shareholders and the Board of Trustees of Opportunistic Credit Interval Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Opportunistic Credit Interval Fund (the "Fund"), including the schedule of investments, as of September 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year ended September 30, 2023 and the period from July 5, 2022 (commencement of operations) to September 30, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year ended September 30, 2023 and the period from July 5, 2022 (commencement of operations) to September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2023, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

November 29, 2023

We have served as the Fund’s auditor since 2022.

26	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Additional Information
September 30, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

Annual Report | September 30, 2023	27

Opportunistic Credit Interval Fund	Trustees & Officers
September 30, 2023 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund as of its fiscal period end September 30, 2023 is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organization documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-833-404-4103. Refer to Footnote 4 of the Fund’s financial statements for additional information on Independent Trustee Compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth*	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alexander Duka 1966	Trustee since April 2022	Senior Advisor, Acceleration Bay LLC (a patent investment and technology acceleration business), January 2020 to present; Executive Vice President of Corporate Development, Acceleration Bay, 2017 to 2019; Senior Advisor, Texas Fabco Solutions LLC (oilfield services), 2019 to present; Bank/Managing Director, Citigroup Inc. (1997 to 2017).	1

BC Partners Lending Corp, 2018 to present

Portman Ridge Finance Corp, 2019 to present

Logan Ridge Finance Corporation, 2021 to present

Bondhouse Investment Trust, 2019 to 2021

Alternative Credit Income Fund, 2020 to present

Robert Warshauer 1958	Trustee since April 2022	Chief Executive Officer of BLST Holdings, LLC (a finance company) 2020 - present. Former Managing Director and Head of Investment Banking - NY, Imperial Capital (an investment banking company), 2007 to 2020; Board Member, Icon Parking Holdings, LLC, 2020 to present, Global Knowledge (education service), 2020 - 2021, MD America (energy company), 2020; Board Member, Estrella Broadcasting (Spanish language media), 2019 to 2020.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Alternative Credit Income Fund, 2020 to present
George Grunebaum 1963	Trustee since April 2022	President, Ashmore Funds, 2010 to present; CEO, Ashmore Funds, 2008 to present; Director/President, Gordonstoun American Foundation (non-profit education), 2000 to present.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Alternative Credit Income Fund, 2020 to present

28	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Trustees & Officers
September 30, 2023 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Edward Goldthorpe 1976	Chief Executive Officer (Principal Executive Officer), President, Trustee and Chairman of the Board since 2022	Partner and Head of Credit, BC Partners (an asset management firm), 2017 to present).	1

BC Partners Lending Corp, 2018 to present

Portman Ridge Finance Corp, 2019 to present

Logan Ridge Finance Corporation, 2021 to present

Mount Logan Capital Inc., 2019 to present

Alternative Credit Income Fund, 2020 to present

Jason Roos 1978	Chief Financial Officer (Principal Financial Officer) since 2022

Chief Financial Officer of Credit, BC Partners (an asset management firm), March 2021 to present; Controller, BC Partners, May 2020 to February 2021; Controller, Data Quality

Leader, Wells Fargo (a banking company), 2016 to May 2020.

			N/A	N/A
Brandon Satoren 1988	Chief Accounting Officer (Principal Accounting Officer), Treasurer and Secretary since 2022	Mr. Satoren has served as a Controller of Credit, BC Partners (an asset management firm) since May 2021. Mr. Satoren previously was a Vice President and Controller at PennantPark, a Vice President at AQR Capital Management, LLC and a Manager at PricewaterhouseCoopers LLP. He earned a Bachelor of Science in Accounting from the University of Central Florida in 2010. Mr. Satoren is a Certified Public Accountant licensed to practice in Colorado and is a member of the American Institute of Certified Public Accountants.	N/A	N/A

Annual Report | September 30, 2023	29

Opportunistic Credit Interval Fund	Trustees & Officers
September 30, 2023 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
David Held 1970	Chief Compliance Officer and AML Officer since 2022	Mr. Held has served as Chief Compliance Officer of Credit, BC Partners (an asset management firm) since 2021.Between 2015 and 2021, he served as Chief Compliance Officer of Lyxor Asset Management Inc.	N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Opportunistic Credit Interval Fund, 650 Madison Avenue, 23rd Floor, New York, NY 10022.
**	The term of office for each Trustee and officer listed above will continue indefinitely.

30	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Privacy Notice
September 30, 2023 (Unaudited)

FACTS	WHAT DOES OPPORTUNISTIC CREDIT INTERVAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	●	Social Security number	●	Purchase History
	●	Assets	●	Account Balances
	●	Retirement Assets	●	Account Transactions
	●	Transaction History	●	Wire Transfer Instructions
	●	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Opportunistic Credit Interval Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Alternative Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
QUESTIONS? Call 1-833-404-4103

Annual Report | September 30, 2023	31

Opportunistic Credit Interval Fund	Privacy Notice
September 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Opportunistic Credit Interval Fund
WHAT WE DO
How does Opportunistic Credit Interval Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Opportunistic Credit Interval Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Opportunistic Credit Interval Fund does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    Opportunistic Credit Interval Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Opportunistic Credit Interval Fund doesn’t jointly market.

32	www.opportunisticcreditintervalfund.com

OPPORTUNISTIC CREDIT INTERVAL FUND

INVESTMENT ADVISER
Mount Logan Management, LLC
650 Madison Avenue, 23rd Floor
New York, New York 10022

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Opportuistic Credit Interval Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant's Senior Officer Code of Ethics is filed herewith as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1)(i)	The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)	The Board of Trustees of the Registrant has designated Mr. Robert Warshauer as the Registrant’s Audit Committee Financial Expert. Mr. Warshauer is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended September 30, 2023 and the period of July 5, 2022 through September 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $131,250 and $25,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal year ended September 30, 2023 and the period of July 5, 2022 through September 30, 2022, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4.

(c)	Tax Fees: For the Registrant’s fiscal year ended September 30, 2023 and the period of July 5, 2022 through September 30, 2022, no fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

(d)	All Other Fees: For the Registrant’s fiscal year ended September 30, 2023 and the period of July 5, 2022 through September 30, 2022, no fees were billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4.

(e)(1)	The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the Registrant’s fiscal year ended September 30, 2023 and the period of July 5, 2022 through September 30, 2022, the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the Registrant.

(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Mount Logan Management LLC (“MLM”) has established written policies and procedures setting forth the principles and procedures by which MLM votes or gives consent with respect to securities owned by the Fund (“Votes”). The guiding principle by which MLM votes all Votes is to vote in the best interests of the Fund by maximizing the economic value of the Fund’s holdings, taking into account the Fund’s investment horizon, the contractual obligations under the relevant Governing Documents, and all other relevant facts and circumstances at the time of the vote. MLM does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is MLM’s general policy to vote or give consent on all matters presented to security holders in any Vote. However, MLM reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Chief Compliance Officer (“CCO”) or the relevant investment professional, the costs associated with voting such Vote outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Fund .

The Fund generally cannot direct MLM’s Vote.

All voting decisions initially are the responsibility of MLM’s investment professionals, unless there is a material conflict of interest, in which case they should raise it with the CCO. In most cases, MLM investment professionals will make the decision as to the appropriate vote for any particular Vote. In making such decision, they may rely on any of the information and/or research available to them. In the event of a material conflict of interest, if the investment professional and the CCO are unable to arrive at an agreement as to how to vote, then the CCO may consult with MLM’s Board as to the appropriate vote, who will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the economic value of the Fund ’s holdings.

All MLM investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the Fund. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Fund.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Edward Goldthorpe serves as Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since the Fund commenced operations. Mr. Goldthorpe is currently a Partner at BC Partners Advisors LP (“BC Partners”), having launched the BC Partners Credit platform in February 2017, Chief Executive Officer of the Adviser and also serves as the CEO and Chairman of Mount Logan Capital Inc. Mr. Goldthorpe holds a Bachelor of Commerce from Queen’s University.

As of September 30, 2023, Mr. Goldthorpe did not own any Fund shares.

As of September 30, 2023, Mr. Goldthorpe managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
5	$1.1 billion	8	$4.3 billion	3	$1.3 billion

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
5	$1.1 billion	7	$4.0 billion	1	<$0.1 billion

Henry Wang serves as a Portfolio Manager for the Fund, charged with the day-to-day management of the Fund. He has served the Fund as Portfolio Manager since the Fund commenced operations. Mr. Wang is currently a Partner at BC Partners and Co-President of the Adviser. Prior to joining BC Partners in 2017, Mr. Wang was a Partner at Stonerise Capital Partners from 2011 to 2017. Mr. Wang holds a MBA from the Kellogg School of Management at Northwestern University and a BS BA from Boston University.

As of September 30, 2023, Mr. Wang did not own any Fund shares.

As of September 30, 2023, Mr. Wang managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
5	$1.1 billion	8	$4.3 billion	3	$1.3 billion

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
5	$1.1 billion	7	$4.0 billion	1	<$0.1 billion

Matthias Ederer serves as a Portfolio Manager for the Fund, charged with the day-to-day management of the Fund. He has served the Fund as Portfolio Manager since the Fund commenced operations. Mr. Ederer is currently a partner at BC Partners and Co-President of the Adviser Matthias has an MPhil in Economics from Oxford University and a BSc Economics from the University of Warwick.

As of September 30, 2023, Mr. Ederer did not own any Fund shares.

As of September 30, 2023, Mr. Ederer managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
5	$1.1 billion	8	$4.3 billion	3	$1.3 billion

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
5	$1.1 billion	7	$4.0 billion	1	<$0.1 billion

Portfolio Manager Compensation

Each Portfolio Manager is compensated based on the success of various fund and business platforms. As part of this compensation, the Portfolio Manager receives a carried interest from the BC Partners’ activities that is distributed based on factors such as seniority, longevity and performance, including successful deal sourcing and execution. Each Portfolio Manager’s compensation would increase if the Fund’s performance (and net asset value) increased due to each Portfolio Manager’s indirect interest in the Adviser, but such compensation is not tied to any specific metric.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	The Registrant's Senior Officer Code of Ethics is attached hereto as Exhibit 13(a)(1) in response to Item 2(f).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.CERT.

(a)(3)	None.

(a)(4)	None.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPPORTUNISTIC CREDIT INTERVAL FUND

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer
(Principal Executive Officer)

Date:  December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer
(Principal Executive Officer)

Date:  December 8, 2023

By:	/s/ Jason Roos
Jason Roos
Chief Financial Officer
(Principal Financial Officer)

Date:  December 8, 2023